UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2022

GOOD HEMP, INC.
(Exact name of registrant as specified in its charter)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification Number)

20016 Hickory Twig Way Spring, Texas	77388
(Address of Principal Executive Offices)	(Zip Code)

1-800-947-9197

(Registrant’s telephone number, including area code)

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2022, holders of 53.55% of the outstanding shares of common stock of Good Hemp, Inc. (the “Company”) acted by written consent in lieu of a meeting to approve (1) the change of the Company’s corporate name from Good Hemp, Inc. to “Accredited Solutions, Inc.” and (2) the increase of the authorized number of shares of common stock of the Company from 150,000,000 shares to 750,000,000 shares.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

GOOD HEMP, INC.

Dated: June 6, 2022.	By:	/s/ Ron F. Sickels
Ron F. Sickels
Chief Executive Officer

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